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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 2 to Registration Statement
No. 333-94873 of Ulticom, Inc. on Form S-1 of our report dated February 25, 2000 (March 13, 2000 as to Note 1) appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.



/S/ Deloitte & Touche LLP
New York, New York
March 13, 2000